Exhibit 10.25

AMENDMENT NO. 1 (this “Amendment”), dated as of December 31, 2010 among VALEANT PHARMACEUTICALS INTERNATIONAL, a Delaware corporation (the “Borrower”), VALEANT PHARMACEUTICALS INTERNATIONAL, INC. (“Parent”) and certain subsidiaries of Borrower and Parent, as guarantors, the lenders party thereto and GOLDMAN SACHS LENDING PARTNERS LLC (“GSLP”), as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement (as defined herein).

W I T N E S S E T H :

WHEREAS, the Borrower, Parent and the other guarantors party thereto entered into that certain Credit and Guaranty Agreement dated as of September 27, 2010 (the “Credit Agreement”) among Borrower, Parent, certain Subsidiaries of the Borrower, as Guarantors, and certain Subsidiaries of Parent, as Guarantors, the Lenders party thereto from time to time, GSLP, Morgan Stanley Senior Funding, Inc. and Jefferies Finance LLC, as Joint Lead Arrangers, Joint Bookrunners and Syndication Agents, GSLP, as Administrative Agent and as Collateral Agent, and each of Bank of America, N.A., DnB NOR Bank ASA, SunTrust Bank and The Bank of Nova Scotia, as Documentation Agent; and

WHEREAS, pursuant to Section 10.5 of the Credit Agreement, the Borrower and each of the undersigned Lenders hereby agree to the following amendments of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION ONE - Amendment. Subject to the satisfaction of the conditions set forth in Section Two hereof, the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 1.1.

The following definitions are hereby added to Section 1.1 in appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1 to this Credit Agreement dated as of December 31, 2010.

(b) Amendments to Section 9. Section 9 of the Credit Agreement is hereby amended by adding a new Section 9.10 at the end thereof as follows:

9.10 Quebec Security. To the extent that any Canadian Credit Party now or in the future is required to grant security pursuant to the laws of the Province of Quebec, each Agent (other than the Collateral Agent) and Lender acting for itself and on behalf of all present and future Affiliates of such Agent or Lender that are or become a Lender Counterparty, hereby irrevocably authorizes and appoints the Collateral Agent to act as the holder of an irrevocable power of attorney (fondé de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold any hypothec granted under the laws of the Province of Quebec as security for any debenture, bond or other title of indebtedness that may be issued by any Canadian Credit Party pursuant to a deed of hypothec and to exercise such rights and duties as are conferred upon a fondé de pouvoir under the relevant deed of hypothec and applicable laws (with the power to delegate any such rights or duties). Moreover, in respect of any pledge by any such Canadian Credit Party of any such debenture, bond or other title of indebtedness as security in respect of any obligations arising hereunder or under the other Credit Documents, the Collateral Agent shall also be authorized to hold such debenture, bond or other title of indebtedness as agent, mandatary, custodian and pledgee for the benefit of the Agents, the Lenders and the Lender Counterparties, the whole notwithstanding the provisions of Section 32 of the An Act respecting the Special Powers of Legal Persons (Quebec). The execution prior to the date hereof by the Collateral Agent of any deed of hypothec or other security documents made pursuant to the laws of the Province of Quebec, is hereby ratified and confirmed. Any person who becomes a Lender, an Agent or a Lender Counterparty shall be deemed to have consented to and ratified the foregoing appointment of each of the Collateral Agent as fondé de pouvoir, agent, mandatary and custodian on behalf of all Agents, Lenders and the Lender Counterparties, including such person. For greater certainty, the Collateral Agent, when acting as the holder of an irrevocable power of attorney (fondé de pouvoir), shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favour of the Collateral Agent in this Agreement, which shall apply mutatis mutandis. In the event of the resignation and appointment of a successor Collateral Agent, such successor of the Collateral Agent shall also act as the holder of an irrevocable power of attorney (fondé de pouvoir), and as agent, mandatary and custodian for the purposes set forth above.

SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Requisite Lenders.

SECTION THREE - Representations and Warranties. The Borrower and Parent hereby represent and warrant to each of the Lenders and the Administrative Agent that after giving effect to this Amendment, (x) no Event of Default or Default has occurred and is continuing; and (y) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (and any such representations and warranties that contain a materiality qualification are true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute an amendment or waiver of any provision of any of the Credit Documents. Each Guarantor ratifies and confirms its Guaranty, and, if applicable, its Canadian Guarantee as being in full force and effect after giving effect to the Amendment herein set forth.

SECTION FIVE - Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 10.2 of the Credit Agreement.

SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

VALEANT PHARMACEUTICALS INTERNATIONAL,

By:
Name:
Title:

VALEANT PHARMACEUTICALS INTERNATIONAL, INC., as Parent and Guarantor

By:
Name:
Title:

ATON PHARMA, INC., as Guarantor

By:
Name:
Title:

CORIA LABORATORIES, LTD., as Guarantor

By:
Name:
Title:

DOW PHARMACEUTICAL SCIENCES, INC., as Guarantor

By:
Name:
Title:

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC., as Guarantor

By
Name:
Title:

OCEANSIDE PHARMACEUTICALS, INC., as Guarantor

By:
Name:
Title:

PRINCETON PHARMA HOLDINGS, LLC, as Guarantor

By:
Name:
Title:

PRIVATE FORMULA CORP., as Guarantor

By:
Name:
Title:

RENAUD SKIN CARE LABORATORIES, INC., as Guarantor

By:
Name:
Title:

VALEANT BIOMEDICALS, INC., as Guarantor

By:
Name:
Title:

VALEANT PHARMACEUTICALS NORTH AMERICA LLC (f/k/a VALEANT PHARMACEUTICALS NORTH AMERICA), as Guarantor

By:
Name:
Title:

BIOVAIL AMERICAS CORP., as Guarantor

By:
Name:
Title:

GOLDMAN SACHS LENDING PARTNERS LLC,

as Administrative Agent and Collateral Agent

By:
Name:
Title: